UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2023, the Board of Directors (the “Board”) of Presidio Property Trust, Inc. (the “Company”) appointed Tracie Hager and Steven Hightower as directors. Ms. Hager will also serve on the Audit and Compensation Committees and as Chairman of the Compensation Committee.

Ms. Hager has served as Vice President, asset management, at Innovative Industrial Properties (NYSE: IIPR) since October 2020. She has almost 30 years of experience in commercial property management, having overseen management teams and properties across the United States and the United Kingdom. Until January 2020, Ms. Hager served as vice president of property management for BioMed Realty Trust, Inc. (formerly NYSE: BMR), a real estate investment trust (“REIT”) specializing in acquiring, leasing, developing and managing laboratory and office space for the life science industry, having joined BioMed Realty in 2010. Prior to her tenure at BioMed, Ms. Hager served in senior management positions at the Irvine Company, a privately-held real estate development company, and Equity Office Properties Trust (formerly NYSE: EOP), a REIT that was one of the largest owners and managers of commercial office buildings in the United States. Ms. Hager holds the Real Property Administrator designation administered by the Building Owners and Managers Institute.

Mr. Hightower currently serves as the President of the Company’s Model Home division since December 2021 and as the Vice President of our subsidiary NetREIT Advisors, LLC from March 2010 through December 2021. He is responsible for overseeing the Company’s model home division including acquisitions, resales, and management of its residential real estate portfolio. Prior to joining the Company, Mr. Hightower held the position of Executive Vice President of Dubose Model Homes, USA, a model home real estate investment company, where he was responsible for its model home assets, including property acquisitions, divestment, as well as builder and banking relations. He has over 26 years of experience in real estate specializing in model home related transactions. Prior to joining Dubose Model Homes in 1996, he held various positions within Exxon Company USA. Mr. Hightower holds a B.A degree in Business Administration from Texas State University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Jack K. Heilbron
	Name:	Jack K. Heilbron
	Title:	Chief Executive Officer

Dated: February 28, 2023